Exhibit 10.1

AMENDMENT TO NOTICE OF LOAN AWARD – RFA 10-05A - CIRM Disease Team Therapy Development Awards - Part II Research Award

California Institute for Regenerative Medicine

Amendment Number: 02

Amendment Date: 06/07/2017

Award Number:	DR2A-05735	Total Award Amount:	$14,405,857
Awardee Name:	Capricor, Inc	Project Period Start Date: Project Period End Date:	01/01/2013 12/31/2017 (Estimated)
Principal Investigator:	Rachel Ruckdeschel Smith
Project Title:	Allogeneic Cardiac-Derived Stem Cells for Patients Following a Myocardial Infarction

Authorized Organization Official and Address:	Official and Address to Receive Payments:
AJ Bergmann VP of Finance 8840 Wilshire Blvd. 2nd Floor Beverly Hills, CA 90211	AJ Bergmann VP of Finance 8840 Wilshire Blvd., 2nd Floor Beverly Hills, CA 90211

The terms and conditions of the original NLA and any prior Amendments to the NLA continue in full force and effect except for those changes specified in this amendment. The Principal Investigator and Authorized Organizational Official must sign and return this Amendment to CIRM within 30 days of the Amendment date stated above. CIRM may hold future payments on this Award until the fully signed Amendment is received. The following changes are effective immediately:

A.	Change in Milestones and Award Reduction

Award reduced by $5,376,279 due to removal of Operational Milestones 3 (enroll and dose 180 patients) and 4 (enroll and dose 240 patients). All other milestones and disbursements remain unchanged.

B.	Change in Reporting Requirements

Operational Milestone Progress Reports are due on achievement of Operational Milestones 5 and 6. An Operational Milestone Financial Report is due 60 days after submission of each Operational Milestone Progress Report.

By continuing to accept and use CIRM funds provided under this award, Awardee and Principal Investigator accept the modified terms reflected in this Amendment.

/s/ Maria Millan, M.D.

Maria Millan, M.D.

Vice President, Therapeutics, CIRM

/s/ Rachel Ruckdeschel Smith

Rachel Ruckdeschel Smith

Principal Investigator, Capricor, Inc

/s/ AJ Bergmann

AJ Bergmann

Authorized Organization Official, Capricor, Inc